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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 4, 2008

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)


             Colorado                     000-26017                58-2222646
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 (State or other jurisdiction of  (Commission File Number)     (IRS Employer )
          incorporation)                                      Identification No.


940 Calle Amanecer Suite E
San Clemente, California                                                   92673
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (949) 542-7440



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Reclamation Consulting and Applications, Inc. ("we", "us" or the "Company")
files this report on Form 8-K to report the following:

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

APPOINTMENT OF NORMAN GISH AS DIRECTOR AND CHAIRMAN OF THE BOARD.

On March 4, 2008, our Board appointed Norman Gish as a director to fill a vacancy. The Board also appointed Mr. Gish as the Chairman of the Board. Prior to this appointment as a director, he served on our advisory Board.

BIOGRAPHY OF MR. GISH

Norman Gish, until December 31, 2007, was President of Gish Consulting Inc., a company he founded in April 2001 to provide consulting services to oil & gas, pipeline, power and related industries. Mr. Gish also serves as a director for Superior Plus Inc., Provident Energy Ltd. and is a director and Chairman of Railpower Technologies Corp. and Quadrise Canada Corporation. Prior to founding Gish Consulting, Inc., Mr. Gish served as Chairman, President and CEO of Alliance Pipeline Ltd. and Aux Sable Liquid Products Inc., as well as serving in executive officer and director capacities for a number of other companies, primarily in the energy and mining industries.

STOCK OPTIONS FOR MR. GISH

As compensation for serving as our Chairman of the Board, and to reward Mr. Gish for his past service following the expiration of Mr. Gish's Advisory Services Agreement on October 16, 2007, we have granted options to Mr. Gish for the purchase of 4,000,000 shares of our common stock for an exercise price of $0.075 per share. These options have a term of ten years and commence vesting on completion of our proposed Share Reorganization. The Share Reorganization is conditional on shareholder approval and would effect a 1:2 reverse split of our common stock while simultaneously increasing the number of authorized common stock from 150,000,000 to 200,000,000. Following the Share Reorganization, and for so long as Mr. Gish continues to serve as Chairman of the Board, his options will vest over 18 months at the rate of 222,222 shares per month. The options will be subject to proportional adjustment for the proposed 1:2 reverse stock split.

AMENDMENT OF EMPLOYMENT AGREEMENT WITH PAUL HUGHES.

Pursuant to his employment agreement, Paul Hughes was our Chief Financial Officer and Chief Operating Officer. On March 4, 2008, Mr. Hughes' employment agreement was amended to provide that he would continue serving as Chief Financial Officer, but would no longer serve in the capacity of Chief Operating Officer. No other terms of the agreement were changed.

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AMENDMENT OF EMPLOYMENT AGREEMENT WITH MIKE DAVIES

Pursuant to his Employment Agreement, Mike Davies was our Executive Vice President and Chief Financial Officer. Mr. Davies's employment agreement was subsequently orally amended to have him serve as our Chief Executive Officer and Secretary rather then as Executive Vice President and Chief Financial Officer, but without changing any other terms of the agreement. On March 4, 2008, we executed a formal written amendment to Mr. Davies' employment agreement memorializing the previous changes.

TRANSACTIONS WITH RELATED PERSONS

Below we describe certain transactions with certain related persons since the beginning of our last fiscal year.

NORMAN GISH

STOCK OPTIONS

On March 4, 2008, and as described above, we issued options to Mr. Gish for the purchase of 4,000,000 shares of our common stock at an exercise price of $0.075 per share. These options commence vesting when we effect our proposed Share Reorganization and then vest over 18 months at the rate of 222,222 shares per month, so long as Mr. Gish serves as our Chairman of the Board. The options have a term of ten years and will be proportionately adjusted in the event we effect the Share Reorganization.

ADVISORY BOARD AGREEMENT

On October 16, 2006, we entered into an Advisory Board Services Agreement with Norman Gish, pursuant to which we engaged him to assist us in our efforts to increase exposure of our Alderox(R) line of products in the mining, oil sands, and drilling industries in Canada. As compensation for the Advisor's advisory services, on October 16, 2006, we issued warrants to Mr. Gish for the purchase of 500,000 shares of our common stock at a price of $0.15 per share. The warrants were immediately vested on issuance and expire October 16, 2011, and are not subject to adjustment for the reverse split to be completed as part of the Share Reorganization. Pursuant to the agreement, the period of engagement commenced on October 16, 2006 and terminated on October 16, 2007. However, following October 16, 2007 and continuing until his appointment to our Board of Directors on March 4, 2008, Mr. Gish continued serving on our advisory board for no additional compensation.

$300K DEBENTURE

On September 10, 2007, we entered into an oral agreement with Joan A. Gish, the wife of Norman Gish, pursuant to which Ms. Gish loaned us $300,000. We memorialized our oral agreement with Ms. Gish through a convertible debenture dated September 11, 2007 in the amount of $300,000 (the "$300K Debenture").


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The $300K Debenture carries simple interest of 12% per annum and matures on
March 10, 2009. Interest is payable monthly, with the principal due on the maturity date. At any time prior to the maturity date, Ms. Gish has the option to convert the outstanding balance of principal, unpaid interest, and/or up to six months of future interest into shares of our common stock at a conversion price of $0.12 per share. There is no provision requiring the adjustment of the conversion price in the event of any reverse or forward stock split.

In connection with the issuance of the debenture, we also issued Ms. Gish warrants to purchase up to 300,000 shares of our common stock. The warrants have an exercise price of $0.20 per share and expire September 10, 2010. The number of shares receivable on exercise of the warrants is subject to proportional adjustment for any stock split. The warrant exercise price is subject to be adjusted downwards to reflect forward stock splits, but may not be adjusted upwards for reverse stock splits or stock dividends. The warrants have call rights, providing us with the option of cancelling unexercised warrants in the event that the closing price of our common stock equaled or exceeded $0.80 per share.

On the occurrence of any of the following events, Ms. Gish may accelerate the maturity date of the $300K Debenture and commence legal action against us:

           o          our failure to make payments under the debenture when due;

           o we become insolvent or make a general assignment for the benefit of our creditors;

           o          any dissolution or termination of our existence; or

           o our failure to fulfill our obligations under the debenture for at least 14 days after written notice of such failure by Ms. Gish.

$50K DEBENTURE

On March 4 2008 we memorialized an oral agreement with Ms. Gish by executing a convertible debenture with Ms. Gish dated effective October 1, 2007 for the amount of $50,000 (the "$50K Debenture"), which was the outstanding balance of a loan made to us by Ms. Gish. On approximately October 1 2007, Ms. Gish loaned us $50,000 pursuant to an oral agreement for this loan to receive similar terms to that of the debenture she received effective September 11, 2007.

The $50K Debenture matures on April 1, 2009 and has substantially identical terms to the $300K Debenture earlier issued to Ms. Gish.


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In connection with the issuance of the $50K Debenture, we also issued to Ms.
Gish warrants to purchase up to 50,000 shares of our common stock. The warrants have an exercise price of $0.20 per share and expire October 1, 2010. The number of shares receivable on exercise of the warrants is subject to proportional adjustment for any stock split. The warrant exercise price is subject to be adjusted downwards to reflect forward stock splits, but may not be adjusted upwards for reverse stock splits or stock dividends. The warrants have call rights, providing us with the option of cancelling unexercised warrants in the event that the closing price of our common stock equaled or exceeded $0.80 per share.

105K DEBENTURE

On October 23, 2007 we executed a convertible debenture with Norman Gish in the amount of $105,030 (the "$105K Debenture"), which was the outstanding balance of a loan made to us by Mr. Gish pursuant to an oral agreement.

In May 2007, Mr. Gish had advanced $100,000 to us pursuant to an oral agreement for Mr. Gish to receive 12% interest and for the parties to later exercise a written agreement with terms similar to those received by purchasers of our secured convertible debentures then being offered. As of October 23, 2007, the outstanding balance of this loan was $105,030 reflecting $100,000 in outstanding principal and $5,030 in accrued unpaid interest. The $105K Debenture carries simple interest of 12% per annum and matures on April 21, 2009. Interest is payable monthly, with the principal due on the maturity date. At any time prior to the maturity date, Mr. Gish has the option to convert the outstanding balance of principal, unpaid interest, and/or up to six months of future interest into shares of our common stock at a conversion price of $0.12 per share. There is no provision requiring the adjustment of the conversion price in the event of any reverse or forward stock split.

Pursuant to terms of the $105K Debenture, we also issued Mr. Gish warrants to purchase up to 100,000 shares of our common stock. Half of the warrants have an exercise price of $0.22 per share and the other half have an exercise price of $0.24 per share. The warrants expire on May 22, 2010. The number of shares receivable on exercise of the warrants is subject to proportional adjustment for any stock split. The warrant exercise price is subject to be adjusted downwards to reflect forward stock splits, but may not be adjusted upwards for reverse stock splits or stock dividends.

On the occurrence of any of the following events, Mr. Gish may accelerate the maturity date of the Debenture and commence legal action against us:

           o          our failure to make payments under the debenture when due;

           o we become insolvent or make a general assignment for the benefit of our creditors;

           o          any dissolution or termination of our existence; or

           o our failure to fulfill our obligations under the debenture for at least 14 days after written notice of such failure by Mr. Gish.

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OTHER LOANS

On approximately October 11, 2007, Ms. Gish loaned us $25,000 pursuant to an oral agreement for this loan to accrue interest at 12% per annum until the loan was repaid. The loan and accrued interest was repaid to Ms. Gish on January 4, 2008.

MICHAEL C. DAVIES, GORDON W. DAVIES AND FRED DAVIES

Our CEO, Michael C. Davies, and our President, Gordon W. Davies, provided personal guaranties of our obligations under certain secured convertible debentures issued on May 30, 2007 to three investors (one of which was Paul Hughes). Michael Davies and Gordon Davies are brothers. The guaranties make Michael Davies and Gordon Davies personally responsible to the purchasers of the secured convertible debentures for satisfaction of our obligations under the secured convertible debenture issued to the Debenture Holders. Bandit Yacht Investments, Ltd., a company controlled by Fred Davies, who is the father of Michael Davies and Gordon Davies, as well as a stockholder of our company, also granted a mortgage and provided a guaranty of our obligations under the secured convertible debenture issued to one of the investors, 0761291 B.C. Ltd. In consideration for this mortgage and guaranty, we committed to issue Fred Davis 500,000 shares of our common stock in May 2007 and issued these shares to him in July 2007.

Michael Davis and Gordon Davies have each agreed not to exercise 4,500,000 previously issued stock options until we effect the Share Reorganization.

PAUL HUGHES

On May 30, 2007, as part of a secured convertible debenture offering, we sold $400,000 of secured convertible debenture to Mr. Hughes, our Chief Financial Officer. This transaction was consummated prior to Mr. Hughes becoming our Chief Financial Officer. The debenture carries simple interest of 12% per annum and matures on November 29, 2008. Interest is payable monthly, with the principal due on the maturity date.

Prior to the maturity date, Mr. Hughes has the option to convert the outstanding balance of principal, unpaid interest, and/or up to six months of future interest into shares of our common stock at a price that is the lower of
(i) $0.20 per share or (ii) the simple moving average of our common stock on the OTC Bulletin Board over 10 consecutive trading days commencing on May 25, 2007.

Mr. Hughes will receive warrants in a number equal to 245% of the shares he received in any such conversion. Fifty percent of the warrants issued in any conversion will have an exercise price of $0.22 per share while the remaining warrants will have an exercise price of $0.24 per share. The warrants expire three years after issuance. In the event that the closing price of our common stock equals or exceeds $0.80 per share for 20 consecutive trading days, we have the option to cancel the unexercised warrants after providing Mr. Hughes with 45-days prior written notice. The debenture would not be subject to adjustment for the Reverse Split to be effected under the proposed Share Reorganization. The Company has the right to prepay the debenture with no penalty.

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The obligations under the debenture are secured by a security interest in all of our assets. On the occurrence of a event of default, Mr. Hughes may accelerate the maturity date, commence legal action against us and foreclose on our assets.

Both our CEO, Michael C. Davies, and our President, Gordon W. Davies, provided personal guaranties of our obligations under the debenture to Mr. Hughes. The guaranties make our CEO and President personally responsible to Mr. Hughes for satisfaction of our obligations under the debenture. In addition, Mr. Hughes has provided a guaranty of our obligations under the debentures to the other investors in the offering, pursuant to an arrangement between the investors.

In consideration of the personal guaranty Mr. Hughes provided to other investors of our obligations under the secured convertible debentures, we committed to issue Mr. Hughes 500,000 shares of our common stock in June 2007 and issued these shares to him in July 2007.

Mr. Hughes has agreed not to exercise warrants, options and/or convertible instruments for the purchase of 9,114,228 shares of common stock until we effect the Share Reorganization.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
   No.     Description

10.1 Amendment No. 1 to Employment Agreement, dated March 4, 2008 by and between Paul Hughes and Reclamation Consulting and Applications, Inc.

10.2 Amendment No. 1 to Employment Agreement, dated March 4, 2008 by and between Mike Davies and Reclamation Consulting and Applications, Inc.

10.3       Convertible Debenture, dated effective October 1, 2007, issued to
           Joan Gish.


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SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reclamation Consulting and Applications, Inc.


By: /s/ Michael Davies
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      Michael Davies, CEO

Dated:   March 11, 2008